UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

FORM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

FORM Holdings Corp. (“FORM”) has prepared an investor presentation to be used in connection with general corporate presentations, a copy which is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the investor presentation attached to this report as Exhibit 99.1 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On September 9, 2016, FORM Holdings Corp. filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a proxy statement/prospectus of FORM Holdings Corp.

Important Additional Information Filed with the SEC

This report includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Statements in this report regarding the proposed merger between FORM and XpresSpa Holdings, LLC ("XpresSpa"); the expected timetable for completing the transaction; the potential value created by the proposed merger for FORM's stockholders and XpresSpa's equity holders; the potential of FORM's business after completion of the merger; XpresSpa's projected revenue, the ability to raise capital to fund operations and business plan; the continued listing of FORM's securities on the Nasdaq Capital Market; market acceptance of FORM products; the collective ability to protect intellectual property rights; competition from other providers and products; FORM's management and board of directors after completion of the Merger; and any other statements about FORM's or XpresSpa's management teams' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: the risk that FORM and XpresSpa may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed merger for FORM's stockholders; FORM's inability to maintain the listing of its securities on the Nasdaq Capital Market after completion of the merger; the potential lack of market acceptance of FORM's products; FORM's inability to monetize and recoup FORM's investment with respect to assets and other businesses that that were acquired or will be acquired in the future; general economic conditions and level of information technology and consumer electronics spending; unexpected trends in the mobile phone and telecom computing industries; the potential loss of one or more of FORM's significant Original Equipment Manufacturer ("OEM") suppliers, the potential lack of market acceptance of FORM's products; market acceptance, quality, pricing, availability and useful life of FORM's products and services, as well as the mix of FORM's products and services sold; potential competition from other providers and products; FORM's inability to license and monetize FORM's patents, including the outcome of litigation; FORM's inability to develop and introduce new products and/or develop new intellectual property; FORM's inability to protect FORM's intellectual property rights; new legislation, regulations or court rulings related to enforcing patents, that could harm FORM's business and operating results; FORM's inability to retain key members of its management team; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including FORM's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 10, 2016. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available. FORM expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information Filed with the SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of FORM, or XpresSpa or the solicitation of any vote or approval. In connection with the proposed transaction, FORM filed with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus. The proxy statement/prospectus contains important information about FORM, XpresSpa, the transaction and related matters. FORM will mail or otherwise deliver the proxy statement/prospectus to its stockholders when it will be declared effective by the SEC. Investors and security holders of FORM and XpresSpa are urged to read carefully the proxy statement/prospectus relating to the proposed merger (including any amendments or supplements thereto) in its entirety because it contains important information about the proposed transaction.

Investors and security holders of FORM will be able to obtain free copies of the proxy statement/prospectus for the proposed merger and other documents filed with the SEC by FORM through the website maintained by the SEC at www.sec.gov.

FORM and XpresSpa, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement between FORM and XpresSpa. Information regarding FORM's directors and executive officers is contained in FORM's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 10, 2016. Information regarding XpresSpa's directors and officers and a more complete description of the interests of XpresSpa's directors and officers in the proposed transaction is available in the proxy statement/prospectus that was filed by FORM with the SEC in connection with the proposed transaction.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits.

99.1	2016 Third Quarter Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM Holdings Corp.

By:	/s/ Andrew D. Perlman
	Name:	Andrew D. Perlman
	Title:	Chief Executive Officer

September 15, 2016